1996 ANNUAL REPORT

IDS Tax-Exempt Bond Fund
(prospectus enclosed)

(Icon of) shield with a Greek column enclosed

The goal of IDS Tax-Exempt Bond Fund, Inc. is to earn as much current income exempt from federal income taxes as possible with only modest risk to the shareholder's investment by investing primarily in investment-grade bonds and other debt securities.

(This annual report includes a prospectus that describes in detail the Fund's objective, investment policies, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.)

AMERICAN
EXPRESS
Financial
Advisors

Distributed by American Express Financial Advisors Inc.

(Icon of) shield with a Greek column enclosed

Double-barreled benefit

Most of the public facilities that we take for granted - schools, water and sewer systems, highways, government buildings - are, in effect, largely funded by loans from citizens. These loans take the form of state and local government bonds (called "municipals"), which are bought by investors, including Tax-Exempt Bond Fund. The government gets the funding it needs, while the bond-buyers, including Fund shareholders, get ongoing interest income. But there's another, bigger benefit with municipals: Investors pay no federal taxes on the income they generate and potentially no state taxes. A portion of the income may be subject to the Alternative Minimum Tax.

PAGE 3
Contents

(Icon of) One open book inside of another.

The purpose of this annual report is to tell investors how the Fund performed.

The prospectus, which is bound into the middle of this annual report, describes the Fund in detail.

1996 annual report

From the president                                 4
From the portfolio manager                         4
Ten largest holdings                               6
Making the most of the Fund                        7
Long-term performance                              8
Independent auditors' report                       9
Financial statements                              10
Notes to financial statements                     13
Investments in securities                         21
IDS mutual funds                                  32
Federal income tax information                    36

1996 prospectus

The Fund in brief                                 3p
Goal                                              3p
Investment policies and risks                     3p
Manager and distributor                           3p
Portfolio manager                                 3p
Alternative purchase arrangements                 4p

Sales charge and Fund expenses                    5p

Performance                                       7p
Financial highlights                              7p
Total returns                                     9p
Yield                                            10p

Investment policies and risks                    12p
Facts about investments and their risks          12p
Alternative investment option                    14p
Valuing Fund shares                              15p

How to purchase, exchange or redeem shares       16p
Alternative purchase arrangements                16p
How to purchase shares                           18p
How to exchange shares                           21p
How to redeem shares                             22p
Reductions and waivers of the sales charge       27p

Special shareholder services                     32p
Services                                         32p
Quick telephone reference                        32p

PAGE 4
Distributions and taxes                          33p
Dividend and capital gain distributions          33p
Reinvestments                                    34p
Taxes                                            34p
How to determine the correct TIN                 36p

How the Fund is organized                        37p
Shares                                           37p
Voting rights                                    37p
Shareholder meetings                             37p
Board members and officers                       37p
Investment manager                               39p
Administrator and transfer agent                 40p
Distributor                                      41p

About American Express Financial Corporation     43p
General information                              43p

Appendices                                       44p
1997 Federal tax information                     44p
Descriptions of derivative instruments           45p

PAGE 5
To our shareholders

(Photo of) William R. Pearce, President of the Fund
(Photo of) Terry L. Seierstad, Portfolio manager

From the president

If you're an experienced investor, you know that the past two years have been unusually strong ones in many worldwide financial markets. Perhaps just as important, you also know that history shows that bull markets don't last forever. Though they're often unpredictable, declines - whether they're brief or long-lasting, moderate or substantial - are always a possibility.

That fact reinforces the need for investors to periodically review their long-term goals and examine whether their investment program remains on track to achieving them. Your quarterly investment statements are one part of that monitoring process. The other is a meeting with your American Express financial advisor. That becomes even more important if there's a major change in your financial situation or in the financial markets.

William R. Pearce

From the portfolio manager

A rebound by the bond market allowed IDS Tax-Exempt Bond Fund to recover from a market sell-off early in the fiscal year and ultimately post a positive total return for the past 12 months. For the December 1995 through November 1996 period, investors in the Fund's Class A shares realized a total return (net asset value change plus dividends) of 4%.

The primary forces that propelled the bond market so strongly in 1995 - moderate economic growth and low inflation - were still in force when the period began. Combined with hope for an agreement to balance the federal budget, those factors allowed the market to carry its forward momentum through December and into 1996.

Inflation worries send rates up, market down

Within weeks, however, the balanced-budget talks broke down, while concerns that a strengthening economy might soon lead to an increase in the inflation rate began rising. Together, these factors sent long-term interest rates higher and, consequently, bond prices sharply lower during February and March. Fortunately, the inflation fears subsequently proved to be unfounded, which drove long-term interest rates down and enabled the bond market to make up the lost ground and more during the final three months of the fiscal year.

The Fund's performance roughly tracked that of the broad bond market, although the Fund's value declined somewhat more during February and March and rebounded less strongly during the recovery.
The pattern resulted from the portfolio's duration - a function of the average maturity of the securities owned in the portfolio and, ultimately, the key factor in how much the Fund's net asset value is affected by a change in long-term interest rates. The longer the duration, the greater the effect a rate change has on the Fund. PAGE 6

When rates began rising early in 1996, I began shortening the portfolio's longer-than-average duration. While this effort provided some cushion against the market's subsequent fall, it wasn't enough to avoid the negative impact on the Fund's net asset value. From that point, I maintained a conservative duration position through the rest of the fiscal year. That strategy had little effect on performance during the summer, but it did temper the Fund's gain when long-term rates came back down in the fall.

Primary emphasis on dividends

To lessen the future volatility of the Fund's net asset value, I plan to continue structuring the portfolio with a close-to-neutral duration. While that won't make the Fund immune to the effect of interest-rate swings, it should keep its fluctuations more in line with those of the bond market overall. In turn, I expect to continue to focus on keeping the Fund's tax-free dividend as high as prudently possible by adding higher-yielding bonds to the portfolio.

As for the municipal bond market, I think the long-term outlook remains promising, based on expectations for ongoing moderate economic growth and well-controlled inflation. Therefore, I believe any meaningful upturns in long-term interest rates will most likely prove to be temporary.

Terry L. Seierstad

Class A

12-month performance
(All figures per share)

Net asset value (NAV)
______________________________
Nov. 30, 1996            $4.01
______________________________
Nov. 30, 1995            $4.06
______________________________
Decrease                 $0.05
______________________________

Distributions
Dec. 1, 1995 - Nov. 30, 1996
______________________________
From income              $0.20
______________________________
From capital gains        $ --
______________________________
Total distributions      $0.20
______________________________
Total return*             4.0%**
______________________________

PAGE 7
Class B

12-month performance
(All figures per share)

Net asset value (NAV)
_______________________________
Nov. 30, 1996             $4.01
_______________________________
Nov. 30, 1995             $4.06
_______________________________
Decrease                  $0.05
_______________________________

Distributions
Dec. 1, 1995 - Nov. 30, 1996
_______________________________
From income               $0.17
_______________________________
From capital gains        $  --
_______________________________
Total distributions       $0.17
_______________________________
Total return*              3.2%**
_______________________________

Class Y

12-month performance
(All figures per share)

Net asset value (NAV)
_______________________________
Nov. 30, 1996             $4.01
_______________________________
Nov, 30, 1995             $4.06
_______________________________
Decrease                  $0.05
_______________________________

Distributions
Dec. 1, 1995 - Nov. 30, 1996
_______________________________
From income               $0.21
_______________________________
From capital gains        $  --
_______________________________
Total distributions       $0.21
_______________________________
Total return*              4.2%**
_______________________________
 *The prospectus discusses the
  effect of sales charges,if any,
  on the various classes.

**The total return is a
  hypothetical investment in
  the Fund with all distributions
  reinvested.
PAGE 8

IDS Tax-Exempt Bond Fund, Inc.

The Fund's ten largest holdings

The ten holdings listed here make up 21.66% of the Fund's assets
_____________________________________________________________________________________

                                                        Percent                 Value
                                         (of Fund's net assets) (as of Nov. 30, 1996)
_____________________________________________________________________________________
New York Urban Development Correctional Capital
Facility Revenue Bonds Series 4
5.375% 2023                                               2.88%           $31,337,375

San Antonio Electric & Gas Systems Refunding
Revenue Bonds Series 1989-1989A                           2.53             27,457,763
6.50% 2012

San Antonio Texas Water Refunding Revenue Bonds
6.40% 2007                                                2.50             27,211,250

Delaware County Pennsylvania Industrial Development
Authority Pollution Control Refunding Revenue Bonds
Philadelphia Electric Company
7.375% 2021                                               2.32             25,208,751

Illinois Public Building Commission of Chicago
Building Revenue Bonds Board of Education of Chicago
Series 1990A
6.50% 2018                                                2.32             25,207,745

Georgia Municipal Electric Authority
Special Obligation Bonds Project #1
4th Crossover Series X
6.50% 2020                                                2.07             22,537,827

Eastern North Carolina Municipal Power Agency System
Refunding Revenue Bonds Series 1989A
6.50% 2024                                                1.85             20,141,600

District of Columbia General Obligation Bonds
Series 1994B Zero Coupon
6.64% 2013-14                                             1.78             19,357,468

Washington Issaquah School District #411 King County
Unlimited Tax General Obligation Refunding Bonds 1992
6.375% 2008                                               1.72             18,693,842

New York Dormitory Authority New York City
Court Facility Lease Revenue Bonds Series 1993A
5.25% 2021                                                1.69             18,351,600

PAGE 9
Making the most of the Fund

Build your assets systematically

One of the best ways to invest in the Fund is by dollar-cost averaging - a time-tested strategy that can make market fluctuations work for you. To dollar-cost average, simply invest a fixed amount of money regularly. You'll automatically buy more shares when the Fund's share price is low, fewer shares when it is high.

This does not ensure a profit or avoid a loss if the market declines. But, if you can continue to invest regularly through changing market conditions, it can be an effective way to accumulate shares to meet your long-term goals.

How dollar-cost averaging works

Month       Amount       Per-share      Number of shares purchased
            invested     market price
Jan         $100         $20            5.00 XXXXX
Feb          100          18            5.56 XXXXXx
March        100          17            5.88 XXXXXx
April        100          15            6.67 XXXXXXx
May          100          16            6.25 XXXXXXx
June         100          18            5.56 XXXXXx
July         100          17            5.88 XXXXXx
Aug          100          19            5.26 XXXXXx
Sept         100          21            4.76 XXXXx
Oct          100          20            5.00 XXXXX

(footnotes to table) By investing an equal number of dollars each month...

(arrow in table pointing to April) you automatically buy more shares when the per share market price is low...

(arrow in table pointing to September) and fewer shares when the per share market price is high.

You have paid an average price of only $17.91 per share over the 10 months, while the average market price actually was $18.10.

PAGE 10
The Fund's long-term performance

Three ways to benefit from a mutual fund:

o your shares increase in value when the Fund's investments do well

o you receive capital gains when the gains on investments sold by the Fund exceed losses

o you receive income when the Fund's stock dividends, interest and short-term gains exceed its expenses.

All three make up your total return. And you potentially can increase your investment if, like most investors, you reinvest your dividends and capital gain distributions to buy additional shares of the Fund or another fund.

How your $10,000 has grown in IDS Tax-Exempt Bond Fund



$20,000
                                                          $18,304
                                                       Tax-Exempt
                                                        Bond Fund
                                                          Class A
                          Lehman Muni Index

                          IDS High Yield Tax-Exempt


$9,500

'86   '87   '88   '89   '90   '91   '92   '93   '94   '95   '96

Average annual total return
(as of Nov. 30, 1996)

           1 year      Since inception     5 years    10 years

Class A    -1.19%            --%           +5.88%      +6.22%
Class B*   -0.75%         +4.69%              --%         --%
Class Y*   +4.20%         +7.86%              --%         --%

*Inception date was March 20, 1995.

On the graph above you can see how the Fund's total return compared to widely cited performance measure, Lehman Brothers Municipal Bond Index. In comparing Tax-Exempt Bond Fund to the index, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5%, while such charges are not reflected in the performance of the index. Class B and Class Y are not shown. The performance of Class B and Class Y will vary from the performance of Class A based on differences in sales charges and fees. If you were actually to buy either individual bonds or bond mutual funds, any sales charges that you pay would reduce your total return as well.

PAGE 11
Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Average annual total return figures reflect the deduction of the maximum 5% sales charge. This was a period of widely fluctuating security prices. Past performance is no guarantee of future results.

Assumes: Holding period from 12/1/86 to 11/30/96. Returns do not reflect taxes payable on distributions. Reinvestment of all income and capital gain distributions for the Fund, with a value of $9,366. Also see "Performance" in the Fund's current prospectus.

Lehman Brothers Municipal Bond Index is made up of a representative list of general obligation, revenue, insured and prefunded bonds. The index is frequently used as a general measure of tax-exempt bond market performance. However, the securities used to create the index may not be representative of the bonds held in Tax-Exempt Bond Fund.

Independent auditors' report
------------------------------------------------------------------------------

The board and shareholders
IDS Tax-Exempt Bond Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of IDS Tax-Exempt Bond Fund (a series of IDS Tax-Exempt Bond Fund, Inc.) as of November 30, 1996, and the related statement of operations for the year then ended and the statements of changes in net assets for each of the years in the two-year period ended November 30, 1996, and the financial highlights for each of the years in the five-year period ended November 30, 1996, the eleven months ended November 30, 1991, and for each of the years in the four-year period ended December 31, 1990. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold but not received or delivered, we request confirmations from brokers, and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of IDS Tax-Exempt Bond Fund at November 30, 1996, and the results of its operations, changes in its net assets and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.

KPMG Peat Marwick LLP
Minneapolis, Minnesota
January 3, 1997

                          Financial statements

                          Statement of assets and liabilities
                          IDS Tax-Exempt Bond Fund
                          Nov. 30, 1996
--------------------------------------------------------------------------------
                          Assets
--------------------------------------------------------------------------------

Investments in securities, at value (Note 1)
   (identified cost $980,005,230)                                $1,087,065,931
Accrued interest receivable                                          17,330,685
Receivable for investment securities sold                                40,000
--------------------------------------------------------------------------------

Total assets                                                      1,104,436,616
--------------------------------------------------------------------------------
                          Liabilities
--------------------------------------------------------------------------------
Disbursements in excess of cash on demand deposit                       196,176
Dividends payable to shareholders                                       475,833
Payable for investment securities purchased                          16,330,029
Accrued investment management services fee                               26,585
Accrued distribution fee                                                    811
Accrued service fee                                                      10,384
Accrued transfer agency fee                                               9,643
Accrued administrative services fee                                       2,350
Other accrued expenses                                                   96,491
--------------------------------------------------------------------------------

Total liabilities                                                    17,148,302
--------------------------------------------------------------------------------

Net assets applicable to outstanding capital stock               $1,087,288,314
--------------------------------------------------------------------------------
                          Represented by
--------------------------------------------------------------------------------
Capital stock -- $.01 par value                                  $    2,710,061
Additional paid-in-capital                                        1,023,578,205
Undistributed net investment income                                      87,424
Accumulated net realized loss (Notes 1 and 6)                       (40,548,452)
Unrealized appreciation (Note 4)                                    101,461,076
--------------------------------------------------------------------------------

Total -- representing net assets applicable to
outstanding capital stock                                        $1,087,288,314
--------------------------------------------------------------------------------

Net assets applicable to outstanding shares:     Class A         $1,067,458,361
                                                 Class B         $   19,820,326
                                                 Class Y         $        9,627
Net asset value per share of outstanding capital stock:
                                   Class A shares 266,064,386    $         4.01
                                   Class B shares   4,939,343    $         4.01
                                   Class Y shares       2,400    $         4.01

See accompanying notes to financial statements.

                          Financial statements

                          Statement of operations
                          IDS Tax-Exempt Bond Fund
                          Year ended Nov. 30, 1996
--------------------------------------------------------------------------------

                          Investment income
--------------------------------------------------------------------------------

Income:
Interest                                                           $ 65,584,560
--------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                    4,982,303
Distribution fee -- Class B                                             129,268
Transfer agency fee                                                     510,849
Incremental transfer agency fee - Class B                                   935
Service fee
     Class A                                                          1,878,202
     Class B                                                             30,014
Administrative services fee                                             439,645
Compensation of board members                                            16,827
Compensation of officers                                                 10,419
Custodian fees                                                           48,293
Postage                                                                  72,486
Registration fees                                                        77,030
Reports to shareholders                                                  26,142
Audit fees                                                               35,000
Administrative                                                            8,469
Other                                                                    17,363
--------------------------------------------------------------------------------

Total expenses                                                        8,283,245
    Earnings credits on cash balances (Note 2)                          (19,020)
--------------------------------------------------------------------------------

Total net expenses                                                    8,264,225
--------------------------------------------------------------------------------

Investment income -- net                                             57,320,335
--------------------------------------------------------------------------------

                          Realized and unrealized gain (loss) -- net
--------------------------------------------------------------------------------

Net realized gain on security transactions (Note 3)                     267,164
Net realized gain on financial futures contracts                      3,656,388
--------------------------------------------------------------------------------

Net realized gain on investments                                      3,923,552
Net change in unrealized appreciation or depreciation               (19,137,045)
--------------------------------------------------------------------------------

Net loss on investments                                             (15,213,493)
--------------------------------------------------------------------------------

Net increase in net assets resulting from operations                $42,106,842

--------------------------------------------------------------------------------

See accompanying notes to financial statements.

                          Financial statements

                          Statements of changes in net assets
                          IDS Tax-Exempt Bond Fund
                          Year ended Nov. 30,

--------------------------------------------------------------------------------
                   Operations and distributions             1996           1995
--------------------------------------------------------------------------------

Investment income -- net                           $  57,320,335   $ 62,026,347
Net realized gain (loss) on investments                3,923,552     (4,584,252)
Net change in unrealized appreciation or
  depreciation                                       (19,137,045)   156,869,653
--------------------------------------------------------------------------------

Net increase in net assets resulting from
  operations                                          42,106,842    214,311,748
--------------------------------------------------------------------------------

Distributions to shareholders from:
  Net investment income
    Class A                                          (56,736,844)   (61,798,018)
    Class B                                             (763,420)      (228,530)
    Class Y                                                 (493)          (338)
--------------------------------------------------------------------------------

Total distributions                                  (57,500,757)   (62,026,886)
--------------------------------------------------------------------------------
                          Capital share transactions (Note 5)
--------------------------------------------------------------------------------

Proceeds from sales
  Class A shares (Note 2)                             83,652,708    218,907,812
  Class B shares                                       8,693,815     13,834,432
  Class Y shares                                              --          8,505
Reinvestment of distributions at net asset value
  Class A shares                                      38,617,746     41,880,852
  Class B shares                                         649,236        191,220
  Class Y shares                                             493            334
Payments for redemptions
  Class A shares                                    (201,981,153)  (304,525,136)
  Class B shares (Note 2)                             (3,055,212)      (904,711)
  Class Y shares                                              --            (20)
--------------------------------------------------------------------------------

Decrease in net assets from capital share
  transactions                                       (73,422,367)   (30,606,712)
--------------------------------------------------------------------------------

Total increase (decrease) in net assets              (88,816,282)   121,678,150

Net assets at beginning of year                    1,176,104,596  1,054,426,446
--------------------------------------------------------------------------------

Net assets at end of year
  (including undistributed net investment income of
  $87,424 and $96,129)                            $1,087,288,314 $1,176,104,596
--------------------------------------------------------------------------------

See accompanying notes to financial statements.

Notes to financial statements

IDS Tax-Exempt Bond Fund

------------------------------------------------------------------------------
1. Summary of significant accounting policies

IDS Tax-Exempt Bond Fund (a series of IDS Tax-Exempt Bond Fund, Inc.) is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. IDS Tax-Exempt Bond Fund, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in investment-grade bonds and other debt securities whose interest is exempt from federal income tax. The Fund offers Class A, Class B and Class Y shares. Class A shares are sold with a front-end sales charge. Class B shares may be subject to a contingent deferred sales charge and such shares automatically convert to Class A after eight years. Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend, liquidation and other rights, and the same terms and conditions, except that the level of distribution fee, transfer agency fee and service fee (class specific expenses) differs among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Significant accounting policies followed by the Fund are summarized below:

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

Valuation of securities

All securities are valued at the close of each business day. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Determination of fair value involves, among other things, reference to market indexes, matrixes and data from independent brokers. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

In order to produce incremental earnings, protect gains and facilitate buying and selling of securities for investment purposes, the Fund may buy and sell put and call options and write covered call options on the portfolio securities and may write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity of profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. The Fund may write over-the-counter options where the completion of the obligation is dependent upon the credit standing of the other party.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund may realize a gain or loss upon expiration or closing of the option transaction. When options on debt securities or futures are exercised, the Fund will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

In order to gain exposure to or protect itself from changes in the market, the Fund may buy and sell interest rate futures contracts. Risks of entering into futures contracts and related options include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Securities purchased on a when-issued basis

Delivery and payment for securities that have been purchased by the Fund on a forward-commitment or when-issued basis can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Fund's net assets the same as owned securities. The Fund designates cash or liquid high-grade short-term debt securities at least equal to the amount of its commitment. As of Nov. 30, 1996, the Fund had entered into outstanding when-issued or forward commitments of $12,623,067.

Federal taxes

Since the Fund's policy is to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders, no provision for income or excise taxes is required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of the deferral of losses on certain futures contracts and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $171,717, and accumulated net realized loss has been increased by $88,375, resulting in a reclassification adjustment to decrease paid-in-capital by $83,342.

Dividends to shareholders

Dividends from net investment income, declared daily and payable monthly, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

Other

Security transactions are accounted for on the date securities are purchased or sold. Interest income, including level-yield amortization of premium and discount, is accrued daily.
------------------------------------------------------------------------------
2. Expenses and sales charges

Effective March 20, 1995, the Fund entered into agreements with American Express Financial Corporation (AEFC) for managing its portfolio, providing administrative services and serving as transfer agent. Under its Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.45% to 0.35% annually.


Under  an   Administrative   Services   Agreement,   the  Fund   pays  AEFC  for
administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.04% to 0.02% annually.

Under a separate Transfer Agency Agreement, AEFC maintains shareholder accounts and records. The Fund pays AEFC an annual fee per shareholder account for this service as follows: o Class A $15.50 o Class B $16.50 o Class Y $15.50

Also effective March 20, 1995, the Fund entered into agreements with American Express Financial Advisors Inc. for distribution and shareholder servicing-related services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate of 0.75% of the Fund's average daily net assets attributable to Class B shares for distribution-related services.

Under a Shareholder Service Agreement, the Fund pays a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.175% of the Fund's average daily net assets attributable to Class A and Class B shares.

Sales charges by American Express Financial Advisors Inc. for distributing Fund shares were $1,153,818 for Class A and $16,712 for Class B for the year ended Nov. 30, 1996.

During the year ended Nov. 30, 1996, the Fund's custodian and transfer agency fees were reduced by $19,020 as a result of earnings credits from overnight cash balances.

Prior to April 30, 1996, the Fund had a retirement plan for its independent board members. The plan was terminated April 30, 1996. The retirement plan expense amounted to $6,932 for the period. The total liability for the plan is $40,121, which will be paid out at some future date.
------------------------------------------------------------------------------
3. Securities transactions

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $639,105,559 and $678,004,217, respectively, for the year ended Nov. 30, 1996. Realized gains and losses are determined on an identified cost basis.
------------------------------------------------------------------------------
4. Interest rate futures contracts

At Nov. 30, 1996, investments in securities included securities valued at $4,274,960 that were pledged as collateral to cover initial margin deposits on 800 open sales contracts. The market value of the open contracts at Nov. 30, 1996 was $92,975,000 with a net unrealized loss of $5,599,625.
------------------------------------------------------------------------------
5. Capital share transactions

Transactions in shares of capital stock for the years indicated are as follows:
--------------------------------------------------------------------------------
                                         Year ended Nov. 30, 1996

                                 Class A        Class B         Class Y
--------------------------------------------------------------------------------

Sold                          21,003,086      2,184,310             --
Issued for reinvested          9,722,609        163,650            125
   distributions
Redeemed                     (50,899,679)      (771,956)            --
--------------------------------------------------------------------------------
Net increase (decrease)      (20,173,984)     1,576,004            125
--------------------------------------------------------------------------------

                                          Year ended Nov. 30, 1995

                                Class A        Class B*       Class Y*
--------------------------------------------------------------------------------
Sold                         57,695,876       3,544,563          2,195
Issued for reinvested
  distributions              10,859,855          48,794             85
Redeemed                    (79,935,787)       (230,018)            (5)
--------------------------------------------------------------------------------
Net increase (decrease)     (11,380,056)      3,363,339          2,275
--------------------------------------------------------------------------------
*Inception date was March 20, 1995.
--------------------------------------------------------------------------------
6. Capital loss carryover

For federal income tax purposes, the Fund has a capital loss carryover of approximately $20,006,606 at Nov. 30, 1996, that will expire in 2002 if not offset by subsequent capital gains. It is unlikely the board will authorize a distribution of any realized capital gains until the available capital loss carryover has been offset or expires.
------------------------------------------------------------------------------
7. Financial highlights

"Financial highlights" showing per share data and selected information is presented on pages 7 and 8 of the prospectus.




                  Investments in securities
                                                         (Percentages represent
                  IDS Tax-Exempt Bond Fund, Inc.           value of investments
                  Nov. 30,1996                           compared to net assets)
--------------------------------------------------------------------------------

Municipal bonds (93.3%)
--------------------------------------------------------------------------------

Name of issuer and title of issue (b,c)
                                                        Coupon     Maturity       Principal         Value(a)
                                                          rate         year          amount
-----------------------------------------------------------------------------------------------------------------------------
Alabama (0.4%)
Mobile Industrial Development Board Solid Waste
  Refunding Revenue Bonds
  Mobile Energy Services                                  6.95%        2020     $ 3,750,000       $4,003,275
------------------------------------------------------------------------------------------------------------------------------
Alaska (0.7%)
North Slope Borough General Obligation Bonds
  Series 1994B Zero Coupon (CGIC Insured)                 7.05         2004       3,000,000(d)     2,059,560
North Slope Borough General Obligation Bonds
  Series 1994B Zero Coupon (CGIC Insured)                 7.15         2005       3,000,000(d)     1,943,580
State Housing Finance Veterans Mortgage Corporation
  Collateralized Bonds Series 1990                        7.50         2030       3,205,000        3,376,115
                                                                                              --------------
Total                                                                                              7,379,255
-----------------------------------------------------------------------------------------------------------------------------
Arizona (3.6%)
Maricopa County Arizona Industrial Development Authority
  Multi-family Housing Revenue Bonds SeriesA              6.625        2026       2,500,000        2,561,800
Phoenix Arizona Industrial Development Authority
  Refunding Revenue Bonds Christian Care Apartments       6.25         2016       2,000,000        2,003,120
Phoenix Industrial Development Authority
  Single Family Mortgage
  Revenue Capital Appreciation Bonds
  Escrowed to Maturity Zero Coupon                        6.74         2014      39,000,000(d)    14,376,570
Phoenix Junior Lien Street & Highway User
  Refunding Revenue Bonds Series 1992                     6.25         2011      10,350,000       11,062,494
Tucson Street & Highway User Revenue Bonds
  Series 1991B                                            6.25         2010       8,250,000        8,881,538
                                                                                              --------------
Total                                                                                             38,885,522
-----------------------------------------------------------------------------------------------------------------------------
California (9.1%)
Foothill/Eastern Transportation Corridor Agency
  Toll Road Revenue Bonds Series 1995A                    5.00         2035      17,000,000       14,850,010
Los Angeles County Certificate of Participation
  Inverse Floater                                         6.71         2015       3,600,000(e)     3,720,168
Orange County Certificate of Participation Civic Center Facility
  Capital Appreciation Refunding Bonds
  Zero Coupon (AMBAC Insured)                             6.75         2018      13,795,000(d)     4,022,070
 Regional Airports Improvement Corporation
  Lease Refunding Revenue Bonds                           6.35         2025       5,000,000        5,135,400

See accompanying notes to investments in securities.





Sacramento Cogeneration Authority Revenue Bonds
  Proctor & Gamble Series 1995                            6.50         2014       5,000,000        5,257,550
Sacramento Power Cogeneration Authority
  Revenue Bonds Series 1995                               6.00         2022       2,700,000        2,724,516
San Francisco City & County Redevelopment Financing Authority
  Tax Allocation Refunding Bonds Series B                 5.25         2021      16,660,000       15,735,203
San Jose Redevelopment Agency Merged Area
  Tax Allocation Bonds Series 1993 (MBIA Insured)         4.75         2024       9,000,000        7,998,840
Southern California Public Power Authority Revenue Bonds
  Mead Adelanto Series A (AMBAC Insured)                  4.875        2020       6,590,000        6,000,459
State Public Works Board California Community Colleges
  Lease Revenue Bonds Series 1994B                        7.00         2019       3,900,000        4,561,908
State Public Works Board University of California
  Lease Refunding Revenue Bonds
  Series A (AMBAC Insured)                                5.00         2023       6,000,000        5,475,000
State Public Works Board University of California
  Lease Refunding Revenue Bonds
  Series A (AMBAC Insured)                                5.50         2014       7,275,000        7,356,698
Statewide Community Development Authority
  Insurance Certificate of Participation
  Childrens Hospital of Los Angeles Revenue Bonds
  (MBIA Insured)                                          4.75         2021       5,250,000        4,658,955
Ukiah Unified School District Building Mendocino County
  Certificate of Participation Series 1993                6.00         2010       3,790,000        3,860,077
Upland Certificate of Participation
  San Antonio Community Hospital                          5.00         2018       2,745,000        2,476,539
West Covina Redevelopment Agency Community Facilities
  District Special Tax Refunding Bonds Series 1996        6.00         2017       5,000,000        5,174,500
                                                                                              --------------
Total                                                                                             99,007,893
-------------------------------------------------------------------------------------------------------------------------------
Colorado (1.5%)
Arapahoe County Public Highway Authority Capital
  Improvement Trust Fund Highway Revenue Bonds            7.00         2026       5,685,000        6,300,742
Castle Rock Ranch Improvement Public Facility Revenue Bonds
  Series 1996                                             6.375        2011       5,750,000        6,210,460
Colorado Health Facility Authority
  Hospital Improvement Refunding Revenue Bonds
  Parkview Episcopal Medical Center Series 1995           6.00         2016       4,000,000        3,940,440
                                                                                              --------------
Total                                                                                             16,451,642
-----------------------------------------------------------------------------------------------------------------------------
Connecticut (0.8%)
State General Obligation Bonds Series 1992A               6.40         2006       8,000,000        8,802,880
-----------------------------------------------------------------------------------------------------------------------------
Delaware (0.2%)
State University Revenue Bonds Series 1989                6.00         2014       2,000,000        2,029,780
-----------------------------------------------------------------------------------------------------------------------------
District of Columbia (2.0%)
District of Columbia Redevelopment Limited Agency
  Special Tax Revenue Bonds                               5.625        2010       2,000,000        1,959,300
General Obligation Bonds Series 1994B Zero Coupon
  (MBIA Insured)                                          6.64         2013-14   50,360,000(d)    19,357,468
                                                                                              --------------
Total                                                                                             21,316,768
-----------------------------------------------------------------------------------------------------------------------------
Florida (3.1%)
Duvall County Housing Authority Single Family Mortgage
  Refunding Revenue Bonds Series 1991 (FGIC Insured)      7.35         2024       3,430,000        3,671,060
Jacksonville Excise Taxes Refunding Revenue Bonds
  Series 1992 (AMBAC Insured)                             6.50         2008       5,000,000        5,547,050





St. John's River Water Management District Land Acquisition
  Revenue Bonds Series 1989 (AMBAC Insured)               6.00         2009       7,000,000        7,330,050
State Board of Education Administration Capital Outlay
  Public Education Bonds Series 1991C                     6.50         2008-09   11,225,000       12,489,721
Village Center Community Development District
  Recreational Revenue Bonds Antic Notes                  6.50         2000       4,945,000        4,953,506
                                                                                              --------------
Total                                                                                             33,991,387
-----------------------------------------------------------------------------------------------------------------------------
Georgia (2.6%)
Municipal Electric Authority Refunding Revenue Bonds
  Series 1989T                                            6.50         2025       5,000,000        5,241,550
Municipal Electric Authority Special Obligation Bonds
  Project #1 4th Crossover Series X (Secondary MBIA
  Insured)                                                6.50         2020      19,550,000       22,537,827
                                                                                              --------------
Total                                                                                             27,779,377
-----------------------------------------------------------------------------------------------------------------------------
Hawaii (0.6%)
City & County of Honolulu General Obligation Bonds
  Series 1992A                                            6.30         2006       5,880,000        6,428,251
-----------------------------------------------------------------------------------------------------------------------------
 Idaho (0.3%)
Health Facilities Authority Revenue Bonds
  Bannock Regional Medical Center Series 1995             6.125        2025       2,250,000        2,218,568
Health Facilities Authority Revenue Bonds
  Bannock Regional Medical Center Series 1995             6.375        2017       1,450,000        1,472,837
                                                                                              --------------
Total                                                                                              3,691,405
-------------------------------------------------------------------------------------------------------------------------------
Illinois (7.7%)
Alton Madison County Hospital Facility
  Refunding Revenue Bonds St. Anthony's Health Center
  Series 1996                                             6.00         2010-14    4,740,000        4,637,876
Cook & Will Counties TWP High School District #206
  Capital Appreciation Bonds
  Series 1994C Zero Coupon (AMBAC Insured)                6.55         2010       2,605,000(d)     1,220,052
Cook County School District #170 Chicago Heights
  Capital Appreciation Bonds
  Series 1994C Zero Coupon (AMBAC Insured)                6.50         2009-10    4,310,000(d)     2,081,514
Cook County Unlimited Tax General Obligation Bonds
  Series 1989                                             6.50         2009       5,800,000        6,161,398
Educational Facilities Revenue Bonds
  Columbian College                                       6.125        2018       3,015,000        2,966,699
Educational Facilities Revenue Bonds
  Columbian College                                       6.875        2017       2,760,000        2,886,794
Health Facilities Authority Refunding Revenue Bonds
  Edwards Hospital Series 1993A                           6.00         2019       3,055,000        3,076,141
Health Facilities Authority Refunding Revenue Bonds
  Masonic Medical Center Series 1993                      5.50         2019       5,000,000        4,762,450
Health Facilities Authority
  Sarah Bush Lincoln Health Center
  Hospital Refunding Revenue Bonds Series 1996B           5.50         2016       5,490,000        5,172,953
Metropolitan Pier & Exposition Authority
  Dedicated State Tax Capital Appreciation Revenue Bonds
  McCormick Place Expansion
  Series A Zero Coupon (FGIC Insured)                     6.55         2021       5,000,000(d)     1,251,950
Metropolitan Pier & Exposition Authority McCormick Place
  Expansion Bonds Series A Zero Coupon (FGIC Insured)     6.64         2010      11,000,000(d)     5,282,090
Metropolitan Pier & Exposition Authority McCormick Place
  Expansion Bonds Series A Zero Coupon (FGIC Insured)     6.80         2016       9,000,000(d)     3,017,610







Public Building Commission of Chicago Building Revenue Bonds
  Board of Education of Chicago Series 1990A
  Escrowed to Maturity (MBIA Insured)                     6.50         2018      23,500,000(h)    25,207,745
Public Building Commission of Chicago Building Revenue Bonds
  State Development Finance Authority
  Power Refunding Bonds Series 1991A                      7.375        2021      10,000,000       11,197,900
State Development Finance Authority Regency Park
  Retirement Housing Revenue Bonds Series 1991B
  Zero Coupon Escrowed to Maturity                        6.50         2025      10,000,000(d)     1,537,000
State Development Finance Authority Regency Park
  Retirement Housing Revenue Bonds Zero Coupon            7.75         2020      13,745,000(d)     2,978,267
                                                                                              --------------
Total                                                                                             83,438,439
-----------------------------------------------------------------------------------------------------------------------------
Indiana (2.8%)
Health Facilities Financial Authority
  Hospital Revenue Bonds Series 1996                      6.00         2010       3,260,000(i)     3,244,613
Municipal Power Agency Power Supply System Refunding
  Revenue Bonds Series 1989A (AMBAC Insured)              6.50         2016       8,800,000        9,397,960
New Albany Hospital Facilities Revenue Bonds
  Series 1996B (MBIA Insured)                             5.625        2027       3,090,000        3,047,914
Seymour Economic Development Revenue Bonds
  Union Camp Series 1992                                  6.25         2012       2,870,000        3,090,703
Transportation Finance Authority Highway Revenue Bonds
  Series 1990A                                            7.25         2015      10,000,000       12,094,900
                                                                                              --------------
Total                                                                                             30,876,090
-----------------------------------------------------------------------------------------------------------------------------
Iowa (0.4%)
State Finance Authority Single Family Mortgage-Backed
  Securities Program Bonds Series 1991A                   7.25         2016       3,945,000        4,187,065
-----------------------------------------------------------------------------------------------------------------------------
Kentucky (0.7%)
Muhlenberg County Hospital Refunding Revenue Bonds
  Series 1996                                             6.75         2010       4,165,000        4,193,947
Owensboro Electric Light & Power Refunding Revenue Bonds
  Series B Zero Coupon (AMBAC Insured)                    6.68         2015       9,125,000(d)     3,348,236
                                                                                              --------------
Total                                                                                              7,542,183
-----------------------------------------------------------------------------------------------------------------------------
Louisiana (2.3%)
Industrial Development Board of Bastrop Percent Pollution Control
  Refunding Revenue Bonds International Paper Company
  Series 1992A                                            6.90         2007       6,875,000        7,490,794
New Orleans Capital Appreciation Refunding Revenue Bonds
  Zero Coupon (AMBAC Insured)                             6.62         2012       6,250,000(d)     2,613,938
New Orleans General Obligation Refunding Bonds
  Series 1991 (AMBAC Insured)                             6.00         2004       1,165,000        1,165,151
New Orleans Home Mortgage Authority Special Obligation
  Refunding Bonds Series 1992 Escrowed to Maturity        6.25         2011       9,000,000        9,917,640
Public Facilities Authority Multi-family Housing
  Windsor Housing Foundation Revenue Bonds Series 1996A   6.125        2015       3,385,000        3,405,039
                                                                                              --------------
Total                                                                                             24,592,562
-----------------------------------------------------------------------------------------------------------------------------
Maryland (2.5%)
Health & Educational Facility Authority Revenue Bonds
  Frederick Memorial Hospital Series 1993 (FGIC Insured)  5.00         2028      10,000,000        9,282,400
State Community Development Administration
  Department of Housing & Community Development
  Single Family Program Bonds Series 1991-1               7.30         2017      10,500,000       11,109,840





State Health & Higher Educational Facility Authority
  Revenue Bonds Anne Arndel Medical Center
  (AMBAC Insured)                                         5.00         2023       7,000,000        6,532,120
                                                                                              --------------
Total                                                                                             26,924,360
-----------------------------------------------------------------------------------------------------------------------------
Massachusetts (1.5%)
Health & Educational Facilities Authority Revenue Bonds
  Valley Regional Health System Series C
  (Connie Lee Insured)                                    5.75         2018       3,500,000        3,510,010
Health & Educational Facilities Authority Revenue Bonds
  Melrose - Wakefield Hospital Series 1992B               6.375        2016       1,430,000        1,478,920
State Municipal Wholesale Electric Power Supply System
  Pre-Refunded Revenue Bonds Series 1992B                 6.75         2017      10,000,000       11,309,500
                                                                                              --------------
Total                                                                                             16,298,430
-----------------------------------------------------------------------------------------------------------------------------
Michigan (2.9%)
Battle Creek Calhoun County Downtown Development
  Authority Bonds Series 1994                             7.65         2022       3,750,000        4,227,000
Detroit Downtown Development Authority
  Junior Lien Tax Increment Bonds                         6.50         2025       6,000,000        6,186,840
Detroit Water Supply System Refunding Revenue Bonds
  Series 1992 (FGIC Insured)                              6.25         2007       2,000,000        2,162,040
South Redford School District Unlimited General
  Obligation Bonds Series 1996 (FGIC Insured)             5.50         2022       4,740,000        4,694,923
State Hospital Finance Authority Refunding Revenue Bonds
  Presbyterian Villages Obligated Group Series 1995       6.40         2015       1,000,000          999,710
State Hospital Finance Authority Refunding Revenue Bonds
  Presbyterian Villages Obligated Group Series 1995       6.50         2025       1,000,000          999,670
State Hospital Finance Authority Refunding Revenue Bonds
  Central Michigan Community Hospital                     6.25         2016       2,225,000        2,247,005
State Hospital Finance Authority Refunding Revenue Bonds
  Sinai Hospital of Greater Detroit Series 1995           6.625        2016       2,000,000        2,026,480
State Strategic Fund Percent Limited Obligation
  Refunding Revenue Bonds Ford Motor Company
  Series 1991A                                            7.10         2006       5,000,000        5,754,500
Ypsilanti School District Unlimited General
  Obligation Refunding Bonds Series 1996 (FGIC Insured)   5.375        2026       2,000,000        1,949,440
                                                                                              --------------
Total                                                                                             31,247,608
-----------------------------------------------------------------------------------------------------------------------------
Minnesota (2.9%)
Minneapolis & St. Paul Housing & Redevelopment Authority
  Health Care System Series 1990A                         7.40         2005       4,500,000        4,994,415
Rochester Health Care Facility Revenue Bonds
  Mayo Foundation Series A                                4.95         2019      15,000,000       13,553,400
State Housing Finance Agency Single Family
  Mortgage Bonds Series 1990C (FHA Insured)               7.70         2014       2,250,000        2,381,895
State Housing Finance Agency Single Family
  Mortgage Revenue Bonds Series 1988E                     7.65         2014       7,365,000        7,741,204
Washington County Housing Redevelopment Authority
  Woodbury Multi-Family Housing Refunding Revenue Bonds
  Series 1996                                             6.95         2023       2,510,000(i)     2,520,115
                                                                                              --------------
Total                                                                                             31,191,029
-----------------------------------------------------------------------------------------------------------------------------
Missouri (1.0%)
Lee's Summit Industrial Development Authority Bonds
  Pfizer Series 1984                                     10.50         2009       1,450,000        1,491,673
St. Louis Region Convention & Sports Complex Authority
  Series 1991C                                            7.90         2021       8,500,000        9,417,830
                                                                                              --------------



Total                                                                                             10,909,503
-----------------------------------------------------------------------------------------------------------------------------
New Jersey (1.6%)
Turnpike Authority Revenue Bonds Series 1991C             6.50         2005      16,000,000       17,024,000
---------------------------------------------------------------------------------------------------------------------------
New York (15.0%)
Dormitory Authority New York City Court Facility Lease
  Revenue Bonds Series 1993A                              5.25         2021      20,000,000       18,351,600
Dormitory Authority New York City University System
  Consolidated 2nd General Revenue Bonds Series A         5.75         2018       5,500,000        5,595,370
Dormitory Authority New York State Department of Health
  Refunding Revenue Bonds                                 5.50         2020       3,060,000        2,901,278
Dormitory Authority New York State University
  Education Facility Revenue Bonds Series 1994B           5.75         2024      13,770,000       13,472,155
New York City General Obligation Bonds Series B           6.75         2017      11,150,000       11,719,096
New York City General Obligation Bonds Series 1995B       7.00         2016       8,850,000        9,691,547
New York City General Obligation Bonds Series 1996F       5.75         2019       8,955,000        8,649,724
New York City General Obligation Bonds Series 1996I       5.875        2018       3,000,000        2,944,320
New York City General Obligation Bonds Series 1996F       5.75         2015       3,000,000        2,927,130
New York City General Obligation Bonds Series 1996G       5.75         2017       3,500,000        3,398,080
New York City Unlimited General Obligation Bonds
  Series 1996F                                            5.90         2009         315,000          317,189
New York City Unlimited General Obligation Bonds
  Series 1996G                                            5.75         2010       7,425,000        7,336,642
New York Dormitory-State University Series 1993C          5.40         2023      10,000,000        9,385,000
State Medical Care Facility Finance Agency
  Mental Health Services Facility Improvement
  Refunding Revenue Bonds Series 1993F                    5.375        2014       7,510,000        7,109,942
State Mortgage Agency Homeowner
  Mortgage Revenue Bonds Series TT                        7.50         2015      15,945,000(h)    16,978,395
State Urban Development Corporation Correctional
  Capital Facilities Refunding Revenue Bonds
  Series 1993A                                            5.25         2021       5,000,000        4,590,600
State Urban Development Corporation Correctional
  Facilities Revenue Bonds Series 6                       5.375        2025       5,500,000        5,199,370
State Urban Development Correctional Capital Facility
  Revenue Bonds Series 4                                  5.375        2023      33,815,000       31,337,375
Troy Municipal Assistance Corporation
  General Reserve Revenue Bonds
  Series 1996A (MBIA Insured)                             5.00         2016       1,245,000        1,177,459
                                                                                            ----------------
Total                                                                                            163,082,272
-----------------------------------------------------------------------------------------------------------------------------
North Carolina (3.6%)
Eastern Municipal Power Agency System
  Refunding Revenue Bonds Series 1989A                    6.50         2024      20,000,000       20,141,600
Eastern Municipal Power Agency System Revenue Bonds
  Series D                                                5.60         2016       6,500,000        6,178,120
Eastern Municipal Power Agency System Revenue Bonds
  Series G                                                5.75         2016      12,750,000       12,295,335
                                                                                              --------------
Total                                                                                             38,615,055
-----------------------------------------------------------------------------------------------------------------------------
North Dakota (0.4%)
Ward County Health Care Facilities Refunding Revenue Bonds
  Series 1996B                                            6.25         2021       4,365,000        4,372,246
-----------------------------------------------------------------------------------------------------------------------------
Ohio (0.8%)
Columbus Sewerage System Refunding Revenue Bonds
  Series 1992                                             6.30         2005       3,500,000        3,821,300






State Air Quality Development Authority Edison
  Pollution Control Refunding Revenue Bonds Series A      5.95         2029       5,000,000        4,878,500
Water & Air Quality Development Authority
  Collateralized Pollution Control Refunding Revenue Bonds
  Cleveland Electric Series 1995                          7.70         2025         300,000          320,799
                                                                                              --------------
Total                                                                                              9,020,599
-----------------------------------------------------------------------------------------------------------------------------
Oklahoma (0.2%)
Valley View Hospital Authority
  Refunding Revenue Bonds Series 1996                     6.00         2014       2,695,000        2,614,716
-----------------------------------------------------------------------------------------------------------------------------
Pennsylvania (3.2%)
Allegheny County Industrial Development Authority
  Environmental Improvement Refunding Revenue Bonds
  Series 1996                                             6.00         2014       3,500,000(i)     3,542,735
Delaware County Industrial Development Authority
  Pollution Control Refunding Revenue Bonds Philadelphia
  Electric Company                                        7.375        2021      23,540,000       25,208,751
State Housing Finance Agency Single Family Mortgage
  Revenue Bonds Series 1987L                              7.125        2014       6,165,000        6,379,912
                                                                                              --------------
Total                                                                                             35,131,398
-----------------------------------------------------------------------------------------------------------------------------
Rhode Island (0.1%)
Providence Special Tax Increment Obligation Bonds
  Series D                                                6.65         2016       1,500,000        1,576,365
-----------------------------------------------------------------------------------------------------------------------------
 South Carolina (0.4%)
Horry County Hospital Refunding Revenue Bonds
  Conway Hospital Series 1992                             6.75         2012       4,000,000        4,133,720
-----------------------------------------------------------------------------------------------------------------------------
Texas (12.2%)
Austin Utility System Capital Appreciation
  Refunding Revenue Bonds Zero Coupon (AMBAC Insured)     6.51         2010       5,055,000(d)     2,395,918
Austin Utility System Capital Appreciation
  Refunding Revenue Bonds Zero Coupon (MBIA Insured)      6.80         2010      16,000,000(d)     7,583,520
Austin Utility System Combined Utility
  Refunding Revenue Bonds Series 1992 (AMBAC Insured)     6.25         2006      10,500,000       11,382,210
Coastal Water Authority Water Conveyance System
  Refunding Revenue Bonds Series 1991 (AMBAC Insured)     6.25         2017       5,000,000        5,377,350
Cypress-Fairbanks Independent School District Harris County
  Unlimited Tax Schoolhouse Bonds
  Series 1990 (FGIC Insured)                              6.50         2008       1,500,000        1,617,750
Harris County Health Facilities Development Hermann Hospital
 Revenue Bonds (MBIA Insured)                             6.375        2024       8,820,000        9,456,010
Houston Water & Sewer System Junior Lien
  Refunding Revenue Bonds
  Series C Zero Coupon (AMBAC Insured)                    6.60         2008       8,000,000(d)     4,299,280
Municipal Power Agency Bonds (BIG Insured)                6.25         2010       7,000,000        7,274,050
Municipal Power Agency Capital Appreciation
  Refunding Revenue Bonds
  Zero Coupon (AMBAC Insured)                             7.02         2009      18,000,000(d)     9,190,440
San Antonio Electric & Gas Systems Refunding Revenue Bonds
  Series 1989                                             6.00         2014       6,000,000        6,135,600
San Antonio Electric & Gas Systems Refunding Revenue Bonds
  Series 1989-89A                                         6.50         2012      26,250,000       27,457,763
San Antonio Water Refunding Revenue Bonds (FGIC Insured)  6.40         2007      25,000,000       27,211,250
State Turnpike Authority Revenue Bonds                    6.00         2020      10,000,000       10,400,200
State Department of Housing and Community Affairs
  Multi-Family Housing Revenue Bonds Senior Series 1996A  6.30         2016       1,000,000(i)     1,011,740






State Public Property Financial Corporation
  Lease Revenue Bonds Series 1996                         6.20         2016       2,340,000(i)     2,333,659
                                                                                              --------------
Total                                                                                            133,126,740
-----------------------------------------------------------------------------------------------------------------------------
Virginia (0.8%)
Arlington County Industrial Development Authority
  Hospital Facility Refunding Revenue Bonds
  Arlington Hospital (Secondary MBIA Insured)             5.00         2021       5,500,000        5,109,005
Augusta County Industrial Development Authority Hospital
  Refunding Revenue Bonds Augusta Hospital
  Series 1993 (AMBAC Insured)                             5.125        2021       3,600,000        3,427,632
                                                                                              --------------
Total                                                                                              8,536,637
-----------------------------------------------------------------------------------------------------------------------------
Washington (4.2%)
Auburn School District #408 King County Unlimited Tax
  General Obligation Bonds Series 1992A                   6.375        2006       8,000,000        8,917,760
Issaquah School District #411 King County Unlimited Tax
  General Obligation Refunding Bonds 1992                 6.375        2008      16,675,000       18,693,842
King County Housing Authority Pooled Housing
  Refunding Revenue Bonds Series 1995A                    6.80         2026       2,500,000        2,623,875
Public Power Supply System Nuclear Project #1
  Revenue Bonds Series 1989A                              6.00         2017      12,130,000       12,169,423
Public Power Supply System Nuclear Project #3
  Capital Appreciation Refunding Revenue Bonds
  Series B Zero Coupon (MBIA Insured)                     6.61         2013      10,360,000(d)     4,097,794
                                                                                              --------------
Total                                                                                             46,502,694
-----------------------------------------------------------------------------------------------------------------------------
West Virginia (0.9%)
School Building Authority Capital Improvement
  Revenue Bonds Series 1990B (MBIA Insured)               6.00         2020       9,730,000        9,832,360
-----------------------------------------------------------------------------------------------------------------------------
Wyoming (0.3%)
Community Development Authority Single Family Mortgage Bonds
  Federally Insured or Guaranteed Mortgage Loan           7.40         2031       3,510,000        3,722,425
-----------------------------------------------------------------------------------------------------------------------------
Total municipal bonds
(Cost: $907,205,230)                                                                          $1,014,265,931


-------------------------------------------------------------------------------
Short-term securities (6.7%)
--------------------------------------------------------------------------------
Issuer (c,f,g)
                                                    Effective         Amount      Value(a)
                                                        yield     payable at
                                                                    maturity
-----------------------------------------------------------------------------------------------------------------------------
Municipal notes
Abilene Health Facilities Development Corporation
  Hospital Revenue S.A.V.R.
  Hendrick Medical Center Series B
  12-24-96                                              3.65%     $ 5,000,000  $ 5,000,000
Bucks County IDA
  Grand View Hospital Series B
  S.A.V.R. (AMBAC Insured)
  12-26-96                                              3.70        5,000,000    5,000,000
Burke County Georgia Pollution Control Revenue Bonds
  Georgia Power & Light Series 1994
  07-01-24                                              4.20        5,400,000    5,400,000


Chester County Health & Education Facilities Authority
  Series B (AMBAC Insured)
  01-02-97                                              3.70        3,000,000    3,000,000
Development Authority of Monroe County
  Second Series
  07-01-25                                              4.25          700,000      700,000
Farmington Pollution Control Revenue Bonds
  Series B
  09-01-24                                              4.00        2,300,000    2,300,000
Joliet Regional Port District
  Marine Term Revenue Bonds
  10-01-24                                              3.80        4,800,000    4,800,000
Lincoln County Pollution Control Revenue Bonds
  Exxon Series 1984B
  11-01-14                                              4.10        5,100,000    5,100,000
Massachusetts Health & Education Facilities Authority
  Revenue Capital Asset Program Series J3
  S.A.V.R. (AMBAC Insured)
  12-12-96                                              3.57        6,800,000    6,800,000
Monroe County Pollution Control Revenue Bonds
  Second Series V.R.
  09-01-24                                              4.25          900,000      900,000
New York City General Obligation Bonds
  Fiscal 1995 Series B
  08-15-23                                              4.10        2,000,000    2,000,000
New York City Municipal Water Finance Authority
  Water & Sewer System Revenue Bonds
  06-15-22                                              4.10          300,000      300,000
Sabine River Authority
  Pollution Control Revenue Bonds Series A
  03-01-26                                              4.15        9,100,000    9,100,000
Washington Health Care Facilities Authority
  Revenue Series E V.R.
  10-01-05                                              4.00        4,800,000    4,800,000
Washington Health Care Facilities Authority
  V.R.D.B. Series 1985B
  10-01-05                                              4.00        3,000,000    3,000,000
Washington University Series A
  Health & Education Facilities Authority
  09-01-30                                              4.20        8,000,000    8,000,000
Washington University Series 96B
  Health & Education Facilities Authority
  09-01-30                                              4.20        6,600,000    6,600,000

--------------------------------------------------------------------------------
Total short-term securities
(Cost: $72,800,000)                                               $72,800,000
--------------------------------------------------------------------------------
Total investments in securities
(Cost: $980,005,230)(j)                                        $1,087,065,931
--------------------------------------------------------------------------------

Notes to investments in securities
--------------------------------------------------------------------------------
(a) Securities are valued by procedures described in Note 1 to the financial statements.
(b) Investments in bonds, by rating category as a percentage of total bonds, are as follows:


                                                (Unaudited)

                                  -----------------------------------------
    Rating                        11-30-96                         11-30-95

--------------------------------------------------------------------------------
    AAA                                36%                              44%
    AA                                 15                               18
    A                                  13                               17
    BBB                                36                               21
    BB and below                        -                                -
    Non-rated                           -                                -

--------------------------------------------------------------------------------
    Total                             100%                             100%

--------------------------------------------------------------------------------

(c) The following abbreviations are used in portfolio descriptions to identify the insurer of the issue:

    AMBAC    -- American Municipal Bond Association Corporation
    BIG      -- Bond Investors Guarantee
    CGIC     -- Capital Guaranty Insurance Company
    FGIC     -- Financial Guarantee Insurance Corporation
    FHA      -- Federal Housing Authority
    MBIA     -- Municipal Bond Investors Assurance

(d) For zero coupon bonds, the interest rate disclosed represents the annualized effective yield on the date of acquisition. (e) Inverse floaters represent securities that pay interest at a rate that increases (decreases) in the same magnitude as, or in a multiple of, a decline (increase) in market short-term rates. Interest rate disclosed is the rate in effect on
    Nov. 30, 1996. Inverse floaters in the aggregate represent 5.1% of the Fund's net assets as of Nov. 30, 1996.
(f) Interest rate varies to reflect current market conditions; rates shown are the effective rates on Nov. 30, 1996.
(g) The following abbreviation is used in portfolio description:
    V.R.     -- Variable Rate
    V.R.D.B. -- Variable Rate Demand Bond
    S.A.V.R. -- Semi Annual Variable Rate
(h) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 6 to the financial statements):
    Type of security                                          Notional amount
    Sales contracts
    U.S. Treasury Bonds Dec. 1996                                 $80,000,000
(i) At Nov. 30, 1996, the cost of securities purchased on a when-issued basis was $12,623,067.
(j) At Nov. 30, 1996, the cost of securities for federal income tax purposes was $979,131,533 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

    Unrealized appreciation                                      $107,951,519
    Unrealized depreciation                                          (17,121)

--------------------------------------------------------------------------------
    Net unrealized appreciation                                  $107,934,398

--------------------------------------------------------------------------------

PAGE 12
IDS mutual funds

Global/International funds

Funds in this group seek capital growth and/or income by investing primarily in foreign securities. Foreign investments may be subject to currency fluctuations and political and economic risks of the countries in which the investments are made. They are high risk mutual funds with a potential for high reward.

IDS Emerging Markets Fund

Invests in a Portfolio comprised primarily of stocks of companies in developing countries throughout the world that are believed to offer growth potential. Seeks to provide long-term growth of capital.

(icon of) world with countries

IDS Global Growth Fund

Invests in a Portfolio comprised primarily of stocks of companies throughout the world that are positioned to meet market needs in a changing world economy. These companies offer above-average potential for long-term growth.

(icon of) world

IDS International Fund

Invests primarily in common stocks of foreign companies that offer potential for superior growth. The Fund may invest up to 20% of its assets in the U.S. market.

(icon of) three flags

IDS Global Balanced Fund

Invests in stocks and bonds in, for the most part, major markets throughout the world, including the U.S. Seeks to provide a balance of growth of capital and current income.

(icon of) scale holding two worlds

IDS Global Bond Fund

Invests in a Portfolio comprised primarily of debt securities of U.S. and foreign issuers to seek high total return through income and growth of capital.

(icon of) globe

Growth funds

Funds in this group seek capital growth, primarily from common stocks. They are high risk mutual funds with a potential for high reward.

PAGE 13
IDS Precious Metals Fund

Invests primarily in the securities of foreign or domestic companies that explore for, mine and process or distribute gold and other precious metals. A highly aggressive and speculative fund that seeks long-term growth of capital.

(icon of) cart of precious gems

IDS Discovery Fund

Invests in small- and medium-size, growth-oriented companies emphasizing technological innovation and productivity enhancement. Buys and holds larger growth-oriented stocks.

(icon of) ship

IDS Small Company Index Fund

Invests in all or a representative group of the equity securities comprising the S&P SmallCap 600 Index, as it strives to provide long-term capital appreciation.

(icon of) office building

IDS Strategy Aggressive Fund

Invests primarily in common stocks of companies that are selected for their potential for above-average growth. Above-average means that their growth potential is better, in the opinion of the portfolio's investment manager, than the Standard & Poor's
Corporation (S&P) 500 Stock Index.

(icon of) chess piece

IDS Research Opportunities Fund

Invests in a Portfolio comprised primarily of equity securities of companies included in the S&P 500 Index that are believed to have strong growth potential. The Portfolio is managed using a research methodology by the Research Department of AEFC. Goal is long-term appreciation.

(icon of) magnifying glass

IDS Growth Fund

Invests in a Portfolio comprised primarily of companies that have above-average potential for long-term growth as a result of new management, marketing opportunities or technological superiority.

(icon of) trees

PAGE 14
IDS New Dimensions Fund

Invests in a Portfolio comprised primarily of companies with significant growth potential due to superiority in technology, marketing or management. The Fund frequently changes its industry mix.

(icon of) dimension

IDS Progressive Fund

Invests primarily in undervalued common stocks. The Fund holds stocks for the long term with the goal of capital growth.

(icon of) shooting star

Growth & income funds

These funds focus on securities of medium to large, well-established companies that offer long-term growth of capital and reasonable income from dividends and interest.

IDS Equity Select Fund

Invests primarily in a combination of moderate growth stocks, higher-yielding equities and bonds. Seeks growth of capital and income.

(icon of) three pine trees

IDS Blue Chip Advantage Fund

Invests in selected stocks from a major market index. Securities purchased are those recommended by our research analysts as the best from each industry represented on the index. Offers potential for long-term growth as well as dividend income.

(icon of) ribbon

IDS Managed Allocation Fund

Invests in a Portfolio comprised primarily of U.S. equity securities, U.S. and foreign debt securities, foreign equity securities and money market instruments. The Fund provides diversification among these major investment categories and has a target mix that represents the way the Fund's investments will be allocated over the long term. Seeks maximum total return.

(icon of) gyroscope

IDS Stock Fund

Invests in a Portfolio comprised primarily of common stock of companies representing many sectors of the economy. Seeks current income and growth of capital.

(icon of) building with columns

PAGE 15
IDS Equity Value Fund

Invests primarily in undervalued common stocks that offer potential for growth of capital and income.

(icon of) three growing flowers

IDS Utilities Income Fund

Invests primarily in the stocks of public utility companies to seek high current income and growth of income and capital with reduced volatility.

(icon of) light bulb

IDS Diversified Equity Income Fund

Invests in a Portfolio comprised primarily of high-yielding common stocks to seek high current income and, secondarily, to benefit from the growth potential offered by stock investments.

(icon of) two puzzle pieces

IDS Mutual

Invests in a Portfolio which seeks to balance between common stocks and senior securities (preferred stocks and bonds). Seeks a balance of growth of capital and current income.

(icon of) scale of justice

Income funds

The funds in this group invest their assets primarily in corporate bonds or government securities to seek interest income. Secondary objective is capital growth. Risk varies by bond quality.

IDS Extra Income Fund

Invests in a Portfolio comprised mainly of long-term, high-yielding corporate fixed-income securities in the lower rated, higher risk bond categories to seek high current income. Secondary objective is capital growth.

(icon of) coins

IDS Bond Fund

Invests mainly in corporate bonds, at least 50% in the higher rated, lower risk bond categories, or the equivalent, and in government bonds.

(icon of) greek column

PAGE 16
IDS Selective Fund

Invests in a Portfolio comprised primarily of high-quality corporate bonds and other highly rated debt instruments including government securities and short-term investments. Seeks current income and preservation of capital.

(icon of) skyline

IDS Federal Income Fund

Invests in a Portfolio comprised primarily of securities issued or guaranteed as to the timely payment of principal and interest by the U.S. government, its agencies and instrumentalities. Seeks a high level of current income and safety of principal consistent with its type of investments.

(icon of) shield with eagle head enclosed

Tax-exempt income funds

These funds provide tax-free income by investing in municipal bonds. The income is generally free from federal income tax, but a portion of the income may be subject to state and local taxes.
Risk varies by bond quality.

IDS Tax-Exempt Bond Fund

Invests mainly in bonds and notes of state or local government units, with at least 75% in the four highest rated, lowest risk bond categories.

(icon of) shield with Greek column enclosed

IDS Insured Tax-Exempt Fund

Invests primarily in municipal securities that are insured as to the timely payment of principal and interest. The insurance feature minimizes credit risk of the Fund but does not guarantee the market value of the Fund's shares.

(icon of) shield with star enclosed

IDS State Tax-Exempt Funds
(CA, MA, MI, MN, NY, OH)

Invests primarily in high- and medium-grade municipal securities to provide income to residents of each respective state that is exempt from federal, state and local income taxes. (New York is the only state that is exempt at the local level.)

(icon of) shield with U.S. enclosed

PAGE 17
IDS High Yield Tax-Exempt Fund

Invests in a Portfolio comprised primarily of medium- and lower-quality municipal bonds and notes. Lower-quality securities generally involve greater risk of principal and income.

(icon of) shield with basket of apples enclosed

IDS Intermediate Tax-Exempt Fund

Invests in mainly investment-grade bonds and other debt securities with intermediate-term maturities issued by state and local government units. Goal is to seek a high level of current income exempt from federal taxes.

(icon of) shield with a tree enclosed

Money market funds

These money market funds have three main goals: conservation of capital, constant liquidity and the highest possible current income consistent with these objectives. An investment in these funds is neither insured nor guaranteed by the U.S. government, and there can be no assurance that these funds will be able to maintain a stable net asset value of $1.00 per share. Very limited risk.

IDS Cash Management Fund

Invests in such money market securities as high quality commercial paper, bankers' acceptances, certificates of deposit (CDs) and other bank securities.

(icon of) piggy bank

IDS Tax-Free Money Fund

Invests primarily in short-term bonds and notes issued by state and local governments to seek high current income exempt from federal income taxes.

(icon of) shield with piggy bank enclosed

For more complete information about any of these funds, including charges and expenses, you can obtain a prospectus by contacting your financial advisor or writing to American Express Shareholder Service, P.O. Box 534, Minneapolis, MN 55440-0534. Read it carefully before you invest or send money.

PAGE 18
Federal income tax information

IDS Tax-Exempt Bond Fund
___________________________________________________________________

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below were reported to you on your year-end statement, in January.

IDS Tax-Exempt Bond Fund
Fiscal year ended Nov. 30, 1996

Class A
Exempt-interest dividends -- taxable status explained below.

Payable date                              Per share

Dec. 27, 1995                              $0.01647
Jan. 25, 1996                               0.01648
Feb. 26, 1996                               0.01883
March 27, 1996                              0.01652
April 26, 1996                              0.01716
May 28, 1996                                0.01778
June 26, 1996                               0.01659
July 26, 1996                               0.01644
Aug. 26, 1996                               0.01700
Sept. 25, 1996                              0.01739
Oct. 28, 1996                               0.01781
Nov. 26, 1996                               0.01605

Total                                      $0.20452

Taxable dividend -- income distribution

Payable date                              Per share

Dec. 27, 1995                              $0.00030

Total distributions                        $0.20482

Class B
Exempt-interest dividends -- taxable status explained below.

Payable date                              Per share
Dec. 27, 1995                              $0.01396
Jan. 25, 1996                               0.01402
Feb. 26, 1996                               0.01613
March 27, 1996                              0.01403
April 26, 1996                              0.01473
May 28, 1996                                0.01519
June 26, 1996                               0.01426
July 26, 1996                               0.01402
Aug. 26, 1996                               0.01448
Sept. 25, 1996                              0.01497
Oct. 28, 1996                               0.01511
Nov. 26, 1996                               0.01367

Total                                      $0.17457
PAGE 19
Taxable dividend -- income distribution.

Payable date                              Per share

Dec. 27, 1995                              $0.00030

Total distributions                        $0.17487

Class Y
Exempt-interest dividends -- taxable status explained below.

Payable date                              Per share

Dec. 27, 1995                              $0.01705
Jan. 25, 1996                               0.01704
Feb. 26, 1996                               0.01945
March 27, 1996                              0.01706
April 26, 1996                              0.01773
May 28, 1996                                0.01836
June 26, 1996                               0.01711
July 26, 1996                               0.01698
Aug. 26, 1996                               0.01758
Sept. 25, 1996                              0.01793
Oct. 28, 1996                               0.01841
Nov. 26, 1996                               0.01658

Total                                      $0.21128

Taxable dividend -- income distribution.

Payable date                              Per share

Dec. 27, 1995                              $0.00030

Total distributions                        $0.21158

Source of distributions

100% of tax-exempt interest distributions during the fiscal year ended Nov. 30. 1996 were derived exclusively from interest on tax-exempt securities.

Federal taxation

Exempt-interest dividends are exempt from federal income taxes and should not be included in shareholders' gross income.

Other taxation

Exempt-interest dividends may be subject to state and local taxes. Each shareholder should consult a tax adviser about reporting this income for state and local tax purposes.

PAGE 20
Source of income by state

Percentages of income from municipal securities earned by the Fund from various states during the year ended Nov. 30, 1996 are listed below.

Alabama                               0.468%
Alaska                                0.771
Arizona                               2.989
California                            9.696
Colorado                              1.189
Connecticut                           0.809
Delaware                              0.192
Florida                               3.866
Georgia                               2.693
Hawaii                                1.244
Idaho                                 0.349
Illinois                              8.842
Indiana                               2.368
Iowa                                  0.450
Kansas                                0.024
Kentucky                              0.381
Louisiana                             2.708
Maryland                              2.517
Massachusetts                         1.927
Michigan                              2.307
Minnesota                             3.156
Mississippi                           0.294
Missouri                              1.337
Montana                               0.007
New Hampshire                         0.267
New Jersey                            1.584
New Mexico                            0.052
New York                             15.252
North Carolina                        3.648
North Dakota                          0.020
Ohio                                  1.010
Oklahoma                              0.209
Pennsylvania                          3.479
Rhode Island                          0.108
South Carolina                        0.468
Tennessee                             0.099
Texas                                12.186
Utah                                  0.044
Virginia                              0.809
Washington                            6.466
Washington, DC                        2.242
West Virginia                         0.919
Wyoming                               0.554

PAGE 21
Quick telephone reference

American Express Telephone Transaction Service
Redemptions and exchanges, dividend payments or reinvestments and automatic payment arrangements

National/Minnesota:  800-437-3133
Mpls./St. Paul area:  671-3800

American Express Shareholder Service
Fund performance, objectives and account inquiries
612-671-3733

TTY Service
For the hearing impaired
800-846-4852

American Express Infoline
Automated account information (TouchToneR phones only), including current fund prices and performance, account values and recent account transactions

National/Minnesota: 800-272-4445
Mpls./St. Paul area: 671-1630

AMERICAN
EXPRESS
Financial
Advisors


IDS Tax-Exempt Bond Fund
IDS Tower 10
Minneapolis, MN  55440-0010

STATEMENT OF DIFFERENCES

Difference                           Description

1)  The layout is different          1)  Some of the layout in the
    throughout the annual report.        annual report to
                                         shareholders is in two
                                         columns.

2)  Headings.                        2)  The headings in the
                                         annual report are
                                         placed in a blue strip
                                         at the top of the page.

3)  There are pictures, icons        3)  Each picture, icon and
    and graphs throughout the            graph is described in
    annual report.                       parentheses.

4)  Footnotes for charts and         4)  The footnotes for each
    graphs are described at              chart or graph are typed
    the left margin.                     below the description of
                                         the chart or graph.